SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2009
LAYNE CHRISTENSEN COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34195	48-0920712

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices) (Zip Code)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$ 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     The information required by this item is included in Item 2.03 below.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     On October 14, 2009, Layne Christensen Company (“Layne,” or the “Company”) entered into a Letter Amendment No. 7 to Master Shelf Agreement (“Amendment No. 7”) with Prudential Investment Management, Inc., and the other purchasers listed therein (collectively, the “Purchasers”), to be effective as of October 1, 2009, which (i) reinstates and extends the issuance period for the senior promissory notes until September 15, 2012, and (ii) establishes that the amount of senior promissory notes available for issuance during the extended issuance period is $50,000,000. As of October 14, 2009, after giving effect to Amendment No. 7, the Company had $26,667,000 of senior promissory notes outstanding and $50,000,000 of senior promissory notes available for issuance under the shelf facility created by the Master Shelf Agreement (the “Shelf Facility”). No borrowings were made under the Shelf Facility in connection with Amendment No. 7.
     The ability of the Company to borrow under the Shelf Facility is subject to the Company’s ongoing compliance with certain covenants, including restrictions on the incurrence of additional indebtedness and liens, investments, acquisitions, transfer or sale of assets, payment of dividends and certain financial maintenance covenants, including among others, fixed charge coverage, maximum debt to EBITDA, and minimum tangible net worth. In addition, under the terms of the Shelf Facility, if any event of default occurs, including payment default or insolvency of the Company, the Purchasers would be entitled to accelerate any outstanding amounts owed by the Company. As of October 14, 2009, the Company was in compliance with the covenants set forth in the Shelf Facility, as amended by Amendment No. 7.
     The foregoing description of Amendment No. 7 and the Shelf Facility is qualified in its entirety by reference to Amendment No. 7, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference, the Master Shelf Agreement and Amendments Nos. 1 through 5 thereto listed as Exhibits 4(8) through 4(13) to the Company’s Form 10-K for the fiscal year ended January 31, 2009, which are incorporated herein by reference, and Amendment No. 6, a copy of which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.
4.1	Letter Amendment No. 7 to Master Shelf Agreement, dated to be effective as of October 1, 2009, by and among Layne Christensen Company, Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Security Life of Denver Insurance Company, Prudential Annuities Life Assurance Corporation, Prudential Retirement Insurance and Annuity Company and such other Purchasers of the Notes as may be named in the Master Shelf Agreement from time to time.

4.2	Letter Amendment No. 6 to Master Shelf Agreement, dated as of March 31, 2009, by and among Layne Christensen Company, Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Security Life of Denver Insurance Company, Prudential Annuities Life Assurance Corporation, Prudential Retirement Insurance and Annuity Company and such other Purchasers of the Notes as may be named in the Master Shelf Agreement from time to time.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
Date: October 14, 2009	By:	/s/ Jerry W. Fanska
		Name:	Jerry W. Fanska
		Title:	Senior Vice President — Finance